PIMCO Funds

Supplement dated July 26, 2019 to the Credit Bond Funds Prospectus dated July 30, 2018, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO High Yield Fund and

PIMCO High Yield Spectrum Fund (the “Funds”)

Effective immediately, the PIMCO High Yield Fund is jointly and primarily managed by Andrew Jessop and Sonali Pier. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Andrew Jessop and Sonali Pier. Mr. Jessop is a Managing Director of PIMCO and has managed the Fund since January 2010. Ms. Pier is an Executive Vice President of PIMCO and has managed the Fund since July 2019.

Effective immediately, the PIMCO High Yield Spectrum Fund is jointly and primarily managed by Andrew Jessop and Sonali Pier. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Andrew Jessop and Sonali Pier. Mr. Jessop is a Managing Director of PIMCO and has managed the Fund since its inception in September 2010. Ms. Pier is an Executive Vice President of PIMCO and has managed the Fund since July 2019.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO High Yield Spectrum	Andrew Jessop	1/10 9/10*

Managing Director, PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years

PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Executive Vice President, PIMCO. Ms. Pier is a portfolio manager focusing on multisector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University

*	Inception of the Fund.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated July 26, 2019 to the

Statement of Additional Information dated July 30, 2018, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO High Yield Fund and

PIMCO High Yield Spectrum Fund (the “Funds”)

Effective immediately, the PIMCO High Yield Fund is jointly and primarily managed by Andrew Jessop and Sonali Pier. Effective immediately, the PIMCO High Yield Spectrum Fund is jointly and primarily managed by Andrew Jessop and Sonali Pier.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective July 26, 2019, each of the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund is jointly and primarily managed by Andrew Jessop and Sonali Pier.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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